UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 28, 2007
Date of Report (Date of earliest event reported)

ROYALITE PETROLEUM COMPANY INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-26729	88-0427619
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

810 Peace Portal Drive, Suite 201
Blaine, WA	98230
(Address of principal executive offices)	(Zip Code)

(360) 201-0400
Registrant's telephone number, including area code

WORLDBID CORPORATION
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K, originally filed by Royalite Petroleum Company Inc. (formerly “Worldbid Corporation”) (the “Company”) on March 6, 2007, is being filed in order to include the financial statements required by Items 310(c) and 310(d) of Regulation SB with respect to the Company’s acquisition of, and merger with, Royalite Petroleum Corp.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Included as Exhibit 99.2 to this Current Report on Form 8-K/A are the audited financial statements of Royalite Petroleum Corp as of October 31, 2006, including:

	1.	Report of Independent Registered Public Accounting Firm;

	2.	Balance Sheets as at October 31, 2006 and April 31, 2006;

3.

Statements of Operations for the six month period ended October 31, 2006, the period from December 2, 2005 (date of inception) to April 30, 2006 and the period from from December 2, 2005 (date of inception) to October 31, 2006;

	4.	Statement of Stockholders’ Equity for the period from December 2, 2005 (date of inception) to October 31, 2006;

5.

Statements of Cash Flows for the six month period ended October, 31, 2006, the period from December 2, 2005 (date of inception) to April 30, 2006 and the period from December 2, 2005 (date of inception) to October 31, 2006; and

	6.	Notes to the Financial Statements.

Included as Exhibit 99.3 to this Current Report on Form 8-K/A are the unaudited financial statements of Royalite Petroleum Corp as of January 31, 2007, including:

	7.	Report of Independent Registered Public Accounting Firm

	8.	Balance Sheet as at January 31, 2007;

9.

Statements of Operations for the three month period ended January 31, 2007, the period from December 2, 2005 (date of inception) to January 31, 2006, the nine month period ended January 31, 2007 and the period from December 2, 2005 (date of inception) to January 31, 2007;

	10.	Statement of Stockholders’ Equity for the period from December 2, 2005 (date of inception) to January 31, 2007;

11.

Statements of Cash Flows for the nine month period ended January, 31, 2007, the period from December 2, 2005 (date of inception) to January 31, 2006 and the period from December 2, 2005 (date of inception) to January 31, 2007; and

	12.	Notes to the Financial Statements.

(b)	Pro forma Financial Information.

Included as Exhibit 99.4 to this Current Report on Form 8-K are the following unaudited pro-forma consolidated financial statements giving effect to the Company’s acquisition of Royalite Petroleum Corp.:

	1.	Pro Forma Consolidated Balance Sheet as at January 31, 2007;

	2.	Pro Forma Consolidated Statement of Operations for period from December 2, 2005 (date of inception) to April 30, 2006;

	3.	Pro Forma Consolidated Statement of Operations for the nine month period ended January 31, 2007;

	4.	Notes to the Pro Forma Consolidated Financial Statements.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
2.1	Amended and Restated Agreement and Plan of Merger entered into on February 9, 2007 between Worldbid Corporation, Royalite Acquisition Corp. and Royalite Petroleum Corp.(1)
2.2	Agreement and Plan of Merger entered into on February 28, 2007 between Worldbid Corporation and Royalite Acquisition Corp.(3)
3.1	Amended and Restated Articles of Incorporation for Worldbid Corporation.(2)
3.2	Articles of Merger among Royalite Petroleum Corp. and Royalite Acquisition Corp. (3)
3.3	Articles of Merger among Royalite Acquisition Corp. and Worldbid Corporation. (3)
99.1	Press Release dated March 5, 2007. (3)
99.2	Audited Financial Statements of Royalite Petroleum Company for the period ended October 31, 2006.
99.3	Unaudited Financial Statements of Royalite Petroleum Company for the period ended January 31, 2007.
99.4	Unaudited Pro Forma Consolidated Balance Sheet and Statement of Operations.

Notes

(1) Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 14, 2007.
(2) Previously filed as an exhibit to the Company’s Quarterly Report on Form 10-QSB filed with the SEC on March 22, 2006.
(3) Previously filed as an exhibit to the Company’s Current Report on Form 8-K, originally filed with the SEC on March 6, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALITE PETROLEUM COMPANY INC.

Date: June 20, 2007
	By:	/s/ Logan B. Anderson

LOGAN B. ANDERSON
Director, Chief Financial Officer, Secretary
and Treasurer